================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   -----------

                                    FORM 8-K

                                   -----------

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 31, 2005

                                   -----------

                                 Morgan Stanley
             (Exact name of registrant as specified in its charter)

                                   -----------

            Delaware                       1-11758                36-3145972
 (State or other jurisdiction of   (Commission File Number)     (IRS Employer
          incorporation)                                     Identification No.)

        1585 Broadway, New York, New York               10036
    (Address of principal executive offices)         (Zip Code)

       Registrant's telephone number, including area code: (212) 761-4000

                                 Not Applicable
          (Former name or former address, if changed since last report)

                                   -----------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

| | Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

| | Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

| | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

| | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

Item 8.01.  Other Events.


     On October 31, 2005, Morgan Stanley issued a press release relating to the impact on Discover Bank of the increase in bankruptcy notices preceding the new Federal bankruptcy legislation. Morgan Stanley's press release is filed as
Exhibit 99 to this Form 8-K and is incorporated herein by reference.


Item 9.01.  Financial Statements and Exhibits.

(c)  Exhibits


       Exhibit
       Number     Description
       ------     -----------


         99       Press release of Morgan Stanley dated October 31, 2005.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                MORGAN STANLEY
                                                (Registrant)


                                                By:  /s/ Ronald T. Carman
                                                   ---------------------------
                                                   Name:   Ronald T. Carman
                                                   Title:  Assistant Secretary


Date: October 31, 2005